SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) Securities
                              Exchange Act of 1934

Filed by the Registrant |_|

Filed by a party other than the Registrant [X]

         Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[X]      Definitive Additional Materials

[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       REAL ESTATE ASSOCIATES LIMITED III

                (Name of Registrant as Specified in Its Charter)

                             BOND PURCHASE, L.L.C.

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11


         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transactions applies:


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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

         (4) Proposed maximum aggregate value of transaction:

         (5) Total Fee paid:

[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing party:

         (4) Date filed:

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                              Bond Purchase, L.L.C.
                                 104 Armour Road
                        North Kansas City, Missouri 64116


                                                                   June 27, 2001


Dear Fellow Limited Partner:

   We have received support from unitholders representing more than 50% of the outstanding units of REAL III. We believe our fellow unitholders have supported us based on our plan for the future of REAL III. If we are successful in replacing NAPICO with our affiliate, New G.P., L.L.C., as the new general partner, and contingent a review of the Partnership's books and records that we are sill being denied access to, we intend to:

   o take immediate, positive steps toward liquidating the Partnership by obtaining the Limited Partners' consent to amend the Partnership Agreement to provide that the Partnership be liquidated on or before January 1, 2006 (the Partnership Agreement currently provides that the Partnership does not have to be liquidated until the year 2032);

   o distribute the cash in the Partnership, over $5.5 million held for over two and a half years by NAPICO; and

   o lower management fees by at least 10%.

   We have tried to address the concerns of all limited partners in our previous communications, including;

   o discussing our record of success with other languishing  partnerships where
     we  reinstated  dividends,   reduced  management  fees  and  expenses,  and
     liquidated assets for an after tax profit;

   o committing to abiding by the Partnership Agreement which declares that the tax liability created by any sale of assets shall not exceed the cash proceeds; and

   o pointing out NAPICO's failed management history.

   Time is very short as this solicitation draws to a close. As an unvoted unitholder we are concerned that we may not have addressed your particular concerns with regard to

REAL III. Please contact our solicitor, N.S. Taylor & Associates, Inc., who is assisting us with this matter. They can be reached toll free at 1.800.770.8662

   Regardless of the number of units you hold, your vote is extremely important. We ask that you take this opportunity to vote for a change. Similar to many other tax shelter limited partnerships, REAL III was intended to exist for approximately 10 years. After 20 years, the time has long passed to begin to bring closure to this investment. Your support of Bond Purchase by voting FOR on the enclosed BLUE consent form will be a first step toward achieving this goal.

   This letter is being mailed to unvoted unitholders on or about June 27, 2001.


                                                     Very Truly Yours,



                                                     Bond Purchase, L.L.C.


 ------------------------------------------------------------------------------
|                                                                              |
|                              ---- IMPORTANT ----                             |
|                                                                              |
|         Please  be sure to mark,  sign,  date and  return  your BLUE         |
|         consent form. We urge you not to sign any consent card which         |
|         is sent to you by Real Estate Associates Limited III. If you         |
|         execute a white consent card it will invalidate your consent         |
|         to remove the general partners.                                      |
|                                                                              |
|                WE URGE YOU NOT TO SIGN A WHITE CONSENT CARD.                 |
|                                                                              |
|         If you have  questions  or need  assistance  in voting  your         |
|         units, please contact N.S. Taylor & Associates,  Inc. who is         |
|                         assisting us with this matter:                       |
|                                                                              |
|                       N.S. Taylor & Associates, Inc.                         |
|                                                                              |
|                              1.800.711.8662                                  |
|                                                                              |
|         Due to the short time for this solicitation you may fax your         |
|                completed consent TOLL FREE 1.866.470.4300                    |
|                                                                              |
 ------------------------------------------------------------------------------

                               (Form of Consent)
                       Real Estate Associates Limited III
              a California Limited Partnership (the "Partnership")

                           CONSENT OF LIMITED PARTNER

          THIS CONSENT IS SOLICITED ON BEHALF OF BOND PURCHASE, L.L.C.

LIMITED PARTNERS WHO RETURN A SIGNED CONSENT BUT FAIL TO INDICATE THEIR APPROVAL OR DISAPPROVAL AS TO ANY MATTER WILL BE DEEMED TO HAVE VOTED TO APPROVE SUCH
MATTER.  THIS  CONSENT  IS  VALID  FROM THE DATE OF ITS  EXECUTION  UNLESS  DULY
REVOKED.

  THIS CONSENT CARD WILL REVOKE ANY PREVIOUSLY EXECUTED REVOCATION OF CONSENT.

The undersigned has received the Consent Solicitation Statement dated March 13, 2001 as amended June 18, 2001, ("Consent Solicitation Statement") by Bond Purchase, L.L.C., a Missouri limited liability company ("Bond Purchase."), seeking the approval by written consent of the following proposals:

(1)  the  removal  of  the  current  general  partners,   National   Partnership
Investments Corp., a California corporation and Coast Housing Investments Associates, a California limited partnership; and

(2) the continuation of the Partnership and the election of New G.P. as the new general partner of the Partnership (which is conditioned on the approval of proposal (1) above).

Each of the undersigned, by signing and returning this Consent, hereby constitutes and appoints Bond Purchase, acting through its officers and employees as his or her attorney-in-fact for the purposes of executing any and all documents and taking any and all actions required under the Partnership Agreement in connection with this Consent and the Consent Solicitation Statement or in order to implement an approved proposal; and hereby votes all limited partnership interests of the Partnership held of record by the undersigned as follows for the proposals set forth above, subject to the Consent Solicitation Statement.

            Proposal                            FOR       AGAINST       ABSTAIN

1. Removal of General Partners                  [ ]         [ ]           [ ]

2. Continuation of the Partnership  and         [ ]         [ ]           [ ]
   election of new general partner,  New G.P.

(Please sign exactly as your name appears on the Partnership's records. Joint owners should each sign. Attorneys-in-fact, executors, administrators, trustees, guardians, corporation officers or others acting in representative capacity should indicate the capacity in which they sign and should give FULL title, and submit appropriate evidence of authority to execute the Consent)


                                            Dated: _______________________, 2001
                                                 (Important - please fill in)
[Limited Partner Name,
address and units held]
                              ___________________________________Signature/Title

                              ___________________________________Signature/Title

                              __________________________________Telephone Number